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                           CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
ARK Funds

We consent to the use of our report dated June 6, 1997, incorporated herein by reference in this Registration Statement on Form N-14.




                                     /s/ KPMG Peat Marwick LLP
                                     -------------------------
                                        KPMG Peat Marwick LLP

Boston, Masachusetts
February 24, 1998